HC2 HOLDINGS, INC. © HC2 Holdings, Inc. 2016 Corporate Overview November 2016

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Special Note Regarding Forward-Looking Statements. Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this presentation include without limitation statements regarding our expectation regarding building shareholder value. Such statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions; the ability of HC2's subsidiaries to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries to identify any suitable future acquisition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries of HC2. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation . You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures In this presentation, HC2 refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Core Operating Subsidiary Adjusted EBITDA, Total Adjusted EBITDA (excluding Insurance) and Insurance AOI. Management believes that Adjusted EBITDA measures provide investors with meaningful information for gaining an understanding of certain results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, because interest, taxes, depreciation, amortization and the other items for which adjustments are made as noted in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. In addition, management uses Adjusted EBITDA measures in evaluating certain of the Company’s segments performance because they eliminate the effects of considerable amounts of noncash depreciation and amortization and items not within the control of the Company’s operations managers. While management believes that these non-US GAAP measurements are useful as supplemental information, such adjusted results are not intended to replace our US GAAP financial results and should be read together with HC2’s results reported under GAAP. Management defines Adjusted EBITDA as Net income (loss) adjusted to exclude the impact of depreciation and amortization; (gain) loss on sale or disposal of assets; lease termination costs; (gain) loss on early extinguishment or restructuring of debt; interest expense; other (income) expense, net; foreign currency transaction (gain) loss; income tax (benefit) expense; (gain) loss from discontinued operations; noncontrolling interest; share-based compensation expense; acquisition and nonrecurring items; and other costs. A reconciliation of Adjusted EBITDA to Net income (loss) is included in the financial tables at the end of this release. Management recognizes that using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and do not purport to be alternatives to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. Management believes that Insurance AOI measures, used frequently in the insurance industry, provide investors with meaningful information for gaining an understanding of certain results and provides insight into an organization’s operating trends and facilitates comparisons between peer companies. Management defines Insurance AOI as Net income (loss) for the Insurance segment adjusted to exclude the impact of net investment gains (losses), including other-than-temporary impairment losses recognized in operations; intercompany elimination and acquisition and non-recurring items. Management believes that Insurance AOI provides a meaningful financial metric that helps investors understand certain results and profitability. While these adjustments are an integral part of the overall performance of the Insurance segment, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. By accepting this document, each recipient agrees to and acknowledges the foregoing terms and conditions. Safe Harbor Disclaimers 1

Company Overview

© 2 0 1 6 H C 2 H O L D I N G S , I N C . HC2 Holdings, Inc. 3 W ho W e Are W ha t W e Do  D i v e r s i f i e d h o l d i n g c o m p a n y  P e r m a n e n t c a p i t a l  S t r a t e g i c a n d f i n a n c i a l p a r t n e r  T e a m o f v i s i o n a r i e s  B u y a n d b u i l d c o m p a n i e s  E x e c u t e b u s i n e s s p l a n s  D e l i v e r s u s t a i n a b l e v a l u e f o r s h a r e h o l d e r s

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Investment Highlights 4 Why Invest in HC2?  Leadership team has diverse network resulting in unique deal flow  Unique combination of operating entities accessible through one investment – Controlling stakes in leading, stable, cash flow generating businesses – Option value opportunities with significant equity upside potential  Long-term strategy allows management teams the ability to execute business plans  Diversification across a number of industries  Financial flexibility

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Clear focus on delivering sustainable value for all stakeholders  Value operator with long-term outlook  Acquire controlling equity interests in diverse industries creating value through growth in operating subsidiaries  Strong capital base allows funding of subsidiary growth  Speed of execution gives HC2 a competitive advantage over traditional private equity firms Env i s ion Execute Empower – Seek to build value over the long-term – Expansive network results in unique deal flow – Target a barbell investment strategy • Stable cash flow generation • Early-stage companies with option value Env i s ion – Partner with experienced management teams – Establish specific operating objectives – Provide financial expertise – Help execute strategy E m p o w e r M a n a g e m e nt – Focus on speed of execution – Capitalize on opportunities – Deliver sustainable value Execute HC2 Value Philosophy 5

© 2 0 1 6 H C 2 H O L D I N G S , I N C . HC2 Company Snapshot 6 Early Stage and Other Holdings Core Operating Subsidiaries  One of the largest steel fabrication and erection companies in the U.S.  Recently changed name to DBM Global Inc.  Offers full suite of integrated steel construction and professional services  92% ownership Manufacturing: DBM GLOBAL (SCHUFF) Marine Services: GMSL  Leading provider of subsea cable installation, maintenance and protection in telecom, offshore power and oil & gas  JV’s with Huawei Marine Networks & S.B. Submarine Systems (China Telecom)  Acquired 100% interest in offshore renewables specialist CWind  95% ownership  Premier distributor of natural gas motor fuel throughout the U.S.  Currently own or operate 17 natural gas fueling stations  49.9% ownership Utilities: ANG Telecom: PTGI ICS  One of the largest International wholesale telecom service companies  Global sales presence  Internal and scalable offshore back office operations  100% ownership Life Sciences: PANSEND  BeneVir: Oncolytic viral immunotherapy for treatment of solid cancer tumors  R2 Dermatology: Medical device to brighten skin based on Mass. General Hospital technology  Genovel: Novel, patented, “Mini Knee” and “Anatomical Knee” replacements  MediBeacon: Unique non-invasive real-time monitoring of kidney function  Triple Ring Technologies: R&D engineering company specializing in medical devices, homeland security , imaging, sensors, optics, fluidics, robotics & mobile healthcare  Nervve: Provider of video and image search technology for information extraction and powerful analytics applications  Dusenberry Martin Racing: Owns worldwide exclusive licensing rights to NASCAR® simulation style racing titles on interactive entertainment platforms Other: Core Financial Services Subsidiaries  Newly formed insurance unit  Executive Chair: James P. Corcoran  Acquisition of American Financial Group’s (“AFG”) long-term care and life insurance businesses  100% ownership  ~$76m of statutory surplus  ~$2.1b in total GAAP assets Insurance: CIG All data as of September 30, 2016

© 2 0 1 6 H C 2 H O L D I N G S , I N C . HC2 Leadership Team 7 Philip A. Falcone Chairman of the Board, Chief Executive Officer and President Keith M. Hladek Chief Operating Officer Michael Sena Chief Financial Officer Paul K. Voigt Senior Managing Director Paul L. Robinson Chief Legal Officer & Corporate Secretary Suzi Raftery Herbst Chief Administrative Officer Andrew G. Backman Managing Director

© 2 0 1 6 H C 2 H O L D I N G S , I N C . 2014 HRG Group acquires majority interest in "PTGi" 1/8/2014 HC2 acquires Schuff (65%) 5/29/2014 HC2 acquires Global Marine (97%) 9/22/2014 HC2 announces results of Schuff Tender Offer Company renamed "HC2" 4/14/2014 10/7/2014 $250M Senior Secured Notes Offering Closing 11/20/2014 NYSE Listing Announced 12/23/2014 HC2 FY2014 Earnings Release 3/16/2015 HC2 forms Continental Insurance Group 4/14/2015 $50M Tack-On to Senior Secured Notes 3/23/2015 2015 HC2 acquires interest in Gaming Nation 6/10/2015 HC2 closes LTC and life insurance acquisition 12/24/2015 2016 Global Marine Acquires Majority Interest in CWind 2/3/2016 0 2 4 6 8 10 12 14 Note: As a result of the Schuff Tender, HC2’s ownership increased to 89% and subsequently through open market share purchases increased to 92% HC2 Stock Performance & Timeline 8 HC2 1Q2016 Earnings Release 5/9/2016 HC2 2Q2016 Earnings Release 8/9/2016 HC2 3Q2016 Earnings Release 11/9/2016 Medibeacon awarded Gates Foundation grant 10/18/2016 R2 Dermatology receives FDA Approval 10/5/2016

Segment Detail

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Select Customers: DBM Global Inc. (Schuff Intl.) – Company Snapshot 10  DBM Global Inc. is focused on delivering world class, sustainable value to its clients through a highly collaborative portfolio of companies which provide better designs, more efficient construction and superior asset management solutions.  The Company offers integrated steel construction services from a single source and professional services which include design-assist, design-build, engineering, BIM participation, 3D steel modeling/detailing, fabrication, advanced field erection, project management, and state-of-the-art steel management systems.  Major market segments include commercial, healthcare, convention centers, stadiums, gaming and hospitality, mixed use and retail, industrial, public works, bridges, transportation, and international projects.   Facilities in the U.S. and Panama (JV)  Founded in 1976 and headquartered in Phoenix, AZ Business Description: Wilshire Grand  Rustin Roach – President and CEO Michael Hill – CFO and Treasurer Scott Sherman – VP, General Counsel Select Management: Apple World Headquarters

© 2 0 1 6 H C 2 H O L D I N G S , I N C . 11 CORE ACTIVITIES  The largest structural steel fabricator and erector in the U.S.  In-house structural & design engineering expertise  Provides structural steel fabrication & erection services for smaller projects leveraging subcontractors and in-house project managers  Manufactures equipment for use in the petrochemical oil & gas industries, such as: pollution control scrubbers, tunnel liners, pressure vessels, strainers, filters & separators  A highly experienced global Detailing and 3D BIM Modelling company  A global Building Information Modelling (BIM), Steel Detailing and Rebar Detailing firm PRODUCTS AND SERVICE OFFERINGS  Structural Steel fabrication  Steel erection services  Structural engineering & design services  Preconstruction engineering services  BIM (Building Information Modeling)  Project Management (proprietary SIMS plat.)  Structural Steel fabrication (subcontracted)  Steel erection services (subcontracted)  Project Management (proprietary SIMS platform)  Design engineering  Fabrication services  Steel Detailing  3D BIM Modelling  BIM Management  Integrated Project Delivery (IPD)  3D Animation and Visualization  Steel Detailing  Rebar Detailing  3D BIM Modelling  Connection Design  Forensic Modelling & Animation INDUSTRIES SERVED  Commercial  Conv. & Event Centers  Energy  Government  Healthcare  Industrial & Mining  Infrastructure  Leisure  Retail  Transportation  Commercial  Government  Healthcare  Leisure  Retail  Transportation  Petrochemical  Oil & gas infrastructure  Pipelines  Commercial  Conv. & Event Centers  Energy  Government  Healthcare  Industrial & Mining  Infrastructure  Leisure  Retail  Transportation  Commercial  Conv. & Event Centers  Energy  Government  Healthcare  Industrial & Mining  Infrastructure  Leisure  Retail  Transportation DBM Global Inc. (Schuff Intl.) – Company Snapshot

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Global Marine Systems (GMSL) – Company Snapshot 12  Leading provider of offshore marine engineering for subsea cable installation, maintenance and cable protection requirements  Seeks to position itself as a key player driving convergence of its maintenance services across the telecom, oil & gas, and subsea cabling markets  Has installed roughly 23% of the world's subsea fiber optic cable  Founded in 1850  Headquartered in UK with major regional hub in Singapore Business Description:  In maintenance, Global Marine benefits from long-term contracts with high renewal rates  Significant opportunities in Telecom through 49% owned strategic joint ventures with Huawei Technologies (HMN) and China Telecom (SBSS)  Re-entry in high-growth offshore power market  Demonstrated commitment to the growing offshore renewable sector through CWind acquisition  Competitive advantage due to role in the entire life cycle of cable and offshore power assets and ability to operate across multiple markets utilizing adaptable fleet Company Highlights: Select Customers:

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Global Marine Systems (GMSL) – Company Snapshot 13 TELECOM MAINTENANCE TELECOM INSTALLATION OFFSHORE POWER OIL & GAS CORE ACTIVITIES  Provision of vessels on standby to repair fiber optic telecom cables in defined geographic zones  Location of fault, cable recovery, jointing and re- deployment of cables  Operation of depots storing cable and spare parts across the globe  Management of customer data through the life of the cable system  Provision of turnkey repeated telecom systems via Huawei Marine Networks (“HMN”) joint-venture  “Installation only” contracts for telecom customers  Services include route planning, route survey, cable mapping, route engineering, laying, trenching and burial at all depths  Installation for inter-array power cables for offshore wind market  Re-entered market in November 2015 after expiry of non-compete with Prysmian  Acquired majority interest in offshore renewables specialist CWind  Offshore wind construction support services  Fiber optic communications and power infrastructure to offshore platforms  Inter-platform and subsea well command & control and power  Permanent Reservoir Monitoring (“PRM”) systems  Maintenance & Repair VESSELS  Cable Retriever  Pacific Guardian  Wave Sentinel  Wave Venture  Cable Innovator  CS Sovereign  Networker  Cable Innovator  CS Sovereign  Cable Innovator  CS Sovereign  Networker JOINT VENTURE  Sino British Submarine Systems in Asia (SBSS)  Joint venture (49%) with China Telecom  International Cableship Pte Ltd (“ICPL”), joint venture (30%) with SingTel and ASEAN Cableship  SCDPL – joint venture (40%) with SingTel  Huawei Marine Networks  Joint venture (49%) with Huawei Technologies  Sino British Submarine Systems in Asia (SBSS)  Joint venture (49%) with China Telecom  Sino British Submarine Systems in Asia  Joint venture (49%) with China Telecom  Sino British Submarine Systems in Asia  Joint venture (49%) with China Telecom

© 2 0 1 6 H C 2 H O L D I N G S , I N C . American Natural Gas – Company Snapshot 14 Designs, builds, owns, operates and maintains compressed natural gas commercial fueling stations for transportation  Current ownership 49.9% with ability to increase to 56%  In-depth experience in the natural gas fueling industry  Building a premier network of publically accessible heavy duty CNG fueling stations throughout the United States designed and located to serve fleet customers – Currently 17 stations owned and/or operated – Expect to expand station footprint via organic and select M&A opportunities  American transportation sector is rapidly converting from foreign-dependent diesel fuel to clean burning natural gas: – Dramatically reduces emissions – Extends truck life – Significantly reduces fuel cost  Given the cost effectiveness of CNG, its environmental friendliness and the abundance of natural gas reserves in the United States, CNG is the best candidate for alternatives to gasoline and diesel for the motor vehicle market All data as of September 30, 2016

© 2 0 1 6 H C 2 H O L D I N G S , I N C . PTGi International Carrier Services (“PTGi ICS”) 15 Leading international wholesale telecom service company providing voice and data call termination to the telecom industry worldwide  Provides transit and termination of telephone calls through its own global network of next-generation IP soft switches and media gateways, connecting the networks of incumbent telephone companies, mobile operators and OTT companies worldwide  Restructured in 2014 PTGI, ICS now delivers industry leading technology via best of breed sales and operational support teams – 3Q16: Sixth consecutive quarter of positive Adjusted EBITDA  In business since 1997, recognized as a trusted business partner globally  Headquartered in Herndon, Virginia with representation across North America, South America, the Middle East and Europe

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Continental Insurance Group – Company Snapshot 16 April 2015: HC2 established Continental Insurance Group (“CIG”) as its insurance platform led by industry veteran Jim Corcoran, as Executive Chairman December 2015: HC2 completed the acquisition of American Financial Group’s long-term care and life insurance businesses, United Teacher Associates Insurance Company and Continental General Insurance Company  The formation of Continental Insurance Group (“CIG”) to invest in the long-term care and life insurance sector is consistent with HC2’s overall strategy of taking advantage of dislocated and undervalued operating businesses  Through CIG, HC2 intends to build an attractive platform of insurance businesses  James P. Corcoran, Executive Chair, has extensive experience in the insurance industry on both the corporate and regulatory side as the former Superintendent of Insurance of the State of New York  Combined measures as of September 30, 2016: – Statutory Surplus ~$76 million – GAAP Assets of ~$2.1 billion

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Pansend Life Sciences 17 HC2’s Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products  80% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors  Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec); Biovex (owner of T-Vec) acquired by Amgen for ~$1billion  Benevir’s T-Stealth is a second generation oncolytic virus with new features and new intellectual property  BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth)  61% equity ownership of dermatology company focused on lightening and brightening skin  Founded by Pansend in partnership with Mass. General Hospital and inventors Dr. Rox Anderson, Dieter Manstein and Dr. Henry Chan  Over $10 billion global market  77% equity ownership in company with unique knee replacements based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee.  “Mini-Knee” for early osteoarthritis of the knee  “Anatomical Knee” – A Novel Total Knee Replacement  Strong patent portfolio  35% equity ownership in company with unique technology and device for monitoring of real-time kidney function  Current standard diagnostic tests measure kidney function are often inaccurate and not real-time  MediBeacon’s Optical Renal Function Monitor will be first and only, non-invasive system to enable real-time, direct monitoring of renal function at point-of-care  $3.5 billion potential market  Profitable technology and product development company  Areas of expertise include medical devices , homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare  Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space  Contract R&D market growing rapidly  Customers include Fortune 500 companies and start-ups

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Nervve 18 In October 2014, HC2 made an initial contribution of $5 million in convertible preferred equity Subsequent financing increased the total to $7.2 million  Headquartered in Buffalo, New York  Nervve has developed the fastest, most accurate video and image search technology in the world; Able to search an hour of video in less than five seconds  The core technology utilizes a search by example methodology to automatically search massive amounts of video and image data for objects of interest. It will potentially change the way people think of search engine capabilities  In the era of Big Data, Nervve is revolutionizing the way organizations are able to exploit massive amounts of video and images, benefitting social media platforms, media and entertainment companies, the DoD/Intel Community, public safety and any digital advertising platform  In January 2014, Nervve entered into a strategic agreement with In-Q-Tel, the independent investment firm that identifies innovative technology solutions to support the missions of the U.S. Intelligence Community  In July 2015, Nervve partnered with Wasserman Media Group, a leading sports and entertainment agency, to bring to market their visual search technology, which will allow brands and properties to easily, quickly and accurately track and analyze brand exposure impact across various sports and entertainment programming

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Dusenberry Martin Racing (DMi, Inc.) 19 On December 31, 2014, HC2 / DMR completed a $6 million asset purchase agreement to acquire worldwide exclusive licensing rights to NASCAR® simulation style racing titles on interactive entertainment platforms  DMi, Inc., doing business as Dusenberry Martin Racing (DMR), owns all the code, artwork and animation previously developed for the games  Headquartered in Charlotte, NC in NASCAR® Hall of Fame building  Dusenberry Martin Racing’s license also extends to NASCAR® racetracks and all the leading NASCAR® race teams and drivers  Tom Dusenberry, CEO, was the Founder and President of Hasbro Interactive. He is credited with acquisitions including Atari and Wizards of the Coast  Currently working on several games including an all-new NASCAR® racing simulation game, NASCAR® Heat Evolution, for PlayStation 4, Xbox One and PC  In April, 2016, DMR secured $8.0 million in addition equity growth capital from consortium of new investors including superstar drivers Joey Logano and Brad Keselowski  NASCAR® Heat Evolution Trailer Released in July; Makes television debut as part of NBC’s broadcast of the Coke Zero 400 at Daytona  NASCAR® Heat Evolution successfully released on September 13, 2016

Appendix: 3Q16 Highlights and Select Financial Data

© 2 0 1 6 H C 2 H O L D I N G S , I N C . 3Q16 Highlights and Recent Developments 21 Results and Recent Developments  Solid third quarter results again highlight the unique value HC2 brings to the market with our diverse holdings across a number of uncorrelated industries – Manufacturing: Continued margin improvement; Strong backlog and deal pipeline – Marine Services: Strong telecom and off shore power installation; Solid maintenance performance; Joint Ventures continue to perform better than expected – Telecommunications: Continued growth in wholesale volumes and customer expansion – Utilities: Executing footprint expansion strategy; Increased delivery of gasoline gallon equivalents  Adjusted EBITDA for Core Operating Subsidiaries (Manufacturing, Marine Services, Utilities and Telecommunications segments) totaled $31.5 million in Third Quarter – Up 16.3% from $27.1 million in second quarter 2016; Up 22.8% year-over-year  Cash and Investments as of September 30, 2016: – $1.6 billion of consolidated cash, cash equivalents and investments, which includes the addition of Insurance segment; essentially unchanged from prior quarter – $93.0 million in Consolidated Cash (excluding Insurance segment)  Cumulative outstanding value of Preferred Equity reduced to $30.0 million

© 2 0 1 6 H C 2 H O L D I N G S , I N C . HC2 Segment Overview 22 Early Stage and Other Holdings Core Operating Subsidiaries  Q3 Revenue: $129.6.m  Q3 Adjusted EBITDA: $14.5m  Backlog $318m; Over $500m inclusive of contracts awarded, not yet signed  Solid long-term pipeline Marine Services: GMSL  Q3 Revenue: $50.7m  Q3 Adjusted EBITDA: $14.1m  Strong telecom and off shore power installation; Solid maintenance performance  Joint Ventures continue to perform better than expected  Positive long-term telecom installation opportunities  Q3 Revenue: $1.7m  Q3 Adjusted EBITDA: $0.7m  17 stations currently owned and / or operated  Delivered 937,000 Gasoline Gallon Equivalents (GGEs) in the third quarter versus 662,000 GGEs in 3Q15 Utilities: ANG Telecom: PTGI ICS  Q3 Revenue: $194.4m  Q3 Adjusted EBITDA: $2.2m  Continued growth in wholesale traffic volumes, in part, delivered by the changing regulatory environment throughout Europe, combined with religious holiday season in the Middle East Life Sciences: PANSEND  BeneVir: Oncolytic viral immunotherapy for treatment of solid cancer tumors  R2 Dermatology: Medical device to brighten skin based on Mass. General Hospital technology  Genovel: Novel, patented , Mini Knee” and “Anatomical Knee” replacements  MediBeacon: Unique non-invasive real-time monitoring of kidney function  Triple Ring Technologies: R&D engineering company specializing in medical devices, homeland security, imaging, sensors, optics, fluidics, robotics & mobile healthcare  Nervve  Dusenberry Martin Racing NASCAR® Heat Evolution released on September 13, 2016 Other: Core Financial Services Subsidiaries  ~$76m of statutory surplus  ~$2.1b in total GAAP assets  Recently began process of merging CGI and UTA into one legal entity; meaningful cost saving, lower required statutory capital  Platform for growth through additional M&A Insurance: CIG All data as of September 30, 2016 Manufacturing: DBM GLOBAL (SCHUFF)

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Segment Financial Summary 23 Adjusted EBITDA for Core Operating Subsidiaries $31.5m for Q3 2016 ADJUSTED EBITDA ($m) Q3 2016 Q2 2016 Q1 2016 Core Operating Subsidiaries Manufacturing $14.5 $13.2 $11.5 Marine Services 14.1 11.8 0.5 Utilities 0.7 0.5 0.4 Telecom 2.2 1.5 0.3 Total Core Operating $31.5 $27.1 $12.7 Early Stage and Other Holdings Life Sciences (2.9) (2.7) (2.6) Other (4.8) (3.3) (4.0) Total Early Stage and Other (7.7) (6.0) (6.6) Non-Operating Corporate (5.5) (5.9) (5.7) Total HC2 (excluding Insurance) $18.2 $15.2 $0.3 ADJUSTED OPERATING INCOME ($m) Core Financial Services Insurance (2Q16 Inclusive of $5.3m non-cash tax charge) ($1.7) ($4.7) ($2.6) Note: Reconciliations of Adjusted EBITDA and Adjusted Operating Income to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. Adjusted Operating Income for Q1 2016 has been adjusted to exclude certain intercompany eliminations to better reflect the results of the Insurance segment, and remain consistent with internally reported metrics. Additional details in appendix.

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Manufacturing: DBM Global Inc. (Schuff) 24 Net Income: $7.0m versus $9.4m for the second quarter 2016 Adjusted EBITDA: $14.5m versus $13.2m in the second quarter 2016 Continued strong gross margins due to better than bid performance - Pacific region remains strong Backlog $318m; Over $500m inclusive of contracts awarded, not yet signed Announced accretive acquisitions of PDC Global Detailing and Building Information Modeling Business and BDS VirCon Third Quarter Update Proactively selecting profitable, strategic and “core competency” jobs, not all jobs Solid long-term pipeline of prospective projects; No shortage of transactions to evaluate Commercial / Stadium / Healthcare sectors remain strong Opportunities to add higher margin, value added services to overall product offering Strategic Initiatives The Cosmopolitan of Las Vegas Mile High Stadium U.S. Steel

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Marine Services: GMSL 25  Net Income: $8.7m versus $6.0m for the second quarter 2016  Adjusted EBITDA: $14.1m versus $11.8m in the second quarter 2016 and $0.5m in the first quarter 2016  Strong telecom and off shore power install revenues in third quarter  Continued solid performance from maintenance business, including revenue contributions from CWind acquisition  Joint ventures continue to perform better than expected  Acquired remaining interest in CWind subsequent to quarter-end; Currently own 100% of CWind Third Quarter Update Source: Huawei Investment & Holding Co., Ltd – 2015 Annual Report Currency Exchange: CNY:USD 1:0.15  Huawei Marine Networks – 49% ownership  S. B. Submarine Systems (SBSS – China Telecom) – 49% ownership – Joint Venture established in 1995 with China Telecom – China’s leading provider of submarine cable installation – Located in Shanghai and possesses a fleet of advanced purpose-built cable ships Strategic Initiatives Total HMN* 2015 2014 Revenue ~$188m ~$73m Profit ~$14m ~$1.2m Cash / Equivalents ~$26m ~$16m

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Utilities: ANG 26 Net Income: $0.03m versus $0.07m for the second quarter 2016 Adjusted EBITDA: $0.73m versus $0.54m in the second quarter 2016  Delivered 937,000 Gasoline Gallon Equivalents (GGEs) in the third quarter versus 848,000 GGEs in the second quarter of 2016 and 800,000 GGEs in the first quarter of 2015, and 662,000 in the year-ago quarter  17 stations currently owned and / or operated  Commissioned fueling stations in Saratoga Springs and Rochester, New York during third quarter  Acquired a station in Searcy, Arkansas with long-term fueling agreement during third quarter  Continue to expand fueling station footprint via organic and M&A opportunities Third Quarter Update

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Telecommunications: PTGi-ICS 27  Strong quarterly results due to continued growth in wholesale traffic volumes, in part delivered by the changing regulatory environment throughout the European market combined with the religious holidays in the Middle East region, resulting in increased traffic and margin. – Net Income: $1.8m versus $1.0m for the second quarter 2016 – Adjusted EBITDA continues positive trend as the overall business continues to mature post restructuring – Adjusted EBITDA for third quarter 2016 of $2.2m vs. $1.5m in the prior quarter – 6th consecutive quarter of positive Adjusted EBITDA  One of the key objectives: leverage the infrastructure and management expertise within PTGI-ICS – Over 800+ wholesale interconnections globally provides HC2 the opportunity to leverage the existing cost effective infrastructure by bolting on higher margin products and M&A opportunities – A focused strategic initiative has been launched within PTGI-ICS to identify potential M&A opportunities Third Quarter Update

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Insurance: Continental Insurance Group 28  Continental Insurance, Inc. (CII) serves as a platform for run-off LTC books of business and for acquiring additional run-off LTC businesses – Net Loss: ($2.2)m versus ($2.3)m for the second quarter 2016 – Adjusted Operating Income: ($1.7)m – ~$76m of statutory surplus at end of third quarter – ~$2.1b in total GAAP assets at September 30, 2016 – ~$20.0m premiums for third quarter 2016  CII Strategy: – A concentrated focus on LTC and acquisitions of additional books of run-off LTC business – A platform to provide a vehicle for multi-line insurers who do not consider LTC a core business segment to exit the market – Enhancing efficiency and effectiveness through scale and a concentrated focus on LTC Third Quarter Update Note: Reconciliation of Adjusted Operating Income to U.S. GAAP Net Income in appendix.

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Pansend Life Sciences 29 HC2’s Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products  80% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors  Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec); Biovex (owner of T-Vec) acquired by Amgen for ~$1billion  Benevir’s T-Stealth is a second generation oncolytic virus with new features and new intellectual property  BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth)  61% equity ownership of dermatology company focused on lightening and brightening skin  Founded by Pansend in partnership with Mass. General Hospital and inventors Drs. Rox Anderson, Dieter Manstein and Henry Chan  Over $10 billion global market  77% equity ownership in company with unique knee replacements based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee  “Mini-Knee” for early osteoarthritis of the knee  “Anatomical Knee” – A Novel Total Knee Replacement  Strong patent portfolio  35% equity ownership in company with unique technology and device for monitoring of real-time kidney function  Current standard diagnostic tests measure kidney function are often inaccurate and not real-time  MediBeacon’s Optical Renal Function Monitor will be first and only, non-invasive system to enable real-time, direct monitoring of renal function at point-of-care  $3.5 billion potential market  Profitable technology and product development company  Areas of expertise include medical devices , homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare  Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space  Contract R&D market growing rapidly  Customers include Fortune 500 companies and start-ups

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Other Non-Core Investments 30 Nervve  Provider of video and image search technology for information extraction and powerful analytics applications Dusenberry Martin Racing  Owns worldwide exclusive licensing rights to NASCAR® simulation style racing titles on interactive entertainment platforms including PlayStation 4, Xbox One, PC and mobile games  NASCAR® Heat Evolution Successfully Released on September 13, 2016

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Notable Financial Updates 31  Collateral Coverage Ratio at quarter end exceeded 2.0x  $93.0 million in Consolidated Cash (excluding Insurance segment) – $29.4 million Corporate Cash  Cumulative outstanding value of Preferred Equity reduced to $30.0 million (1) Market capitalization on a fully diluted basis, excluding preferred equity, using a common stock price per share of $3.86 and shares outstanding of 41.8 million on November 8, 2016 (2) Cash and cash equivalents (3) Enterprise Value is calculated by adding market capitalization, total preferred equity and total debt amounts, less Corporate cash BALANCE SHEET (AT SEPTEMBER 30, 2016) Market Cap(1) $161.4 Preferred Equity $42.7 Total Debt $307.0 Corporate Cash(2) $29.4 Enterprise Value(3) $481.7 ($m)

Appendix: Reconciliations

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Reconciliation of Adjusted EBITDA of HC2 to U.S. GAAP Net Income (Loss) Three Months Ended September 30, 2016 33 (in thousands) (*) Includes depreciation adjustments from purchase accounting. (**) Excludes net loss from Insurance segment in the amount of $2.2 million for the three months ended September 30, 2016. Three Months Ended September 30, 2016 Manufacturing Marine Services Telecom Utilities Life Sciences Other and Eliminations Non- operating Corporate HC2** Net loss attributable to HC2 Holdings, Inc. $ 6,962 $ 8,696 $ 1,796 $ 27 $ (2,285) $ (8,160) $ (9,404) $ (2,368) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization * 431 5,225 144 582 32 380 4 6,798 Depreciation and amortization (included in cost of revenue) 1,321 — — — — — — 1,321 Gain on sale or disposal of assets (23) — — — — — — (23) Lease termination costs — — (159) — — — — (159) Interest expense 304 1,328 — 119 — — 8,969 10,720 Other (income) xpense, net (12) (2,013) 422 (24) (2) 3,892 835 3,098 Foreign currency (gain) loss (included in cost of revenue) — (283) — — — — — (283) Income tax (benefit) expense 4,672 96 — — — — (7,851) (3,083) Noncontrolling interest 411 465 — 27 (770) (974) — (841) Share-based compensation expense — 546 — 3 128 37 1,088 1,802 Acquisition and nonrecurring items 429 — — — — — 821 1,250 Adjusted EBITDA $ 14,495 $ 14,060 $ 2,203 $ 734 $ (2,897) $ (4,825) $ (5,538) $ 18,232

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Reconciliation of Adjusted EBITDA of HC2 to U.S. GAAP Net Income (Loss) Three Months Ended September 30, 2015 34 (in thousands) (*) Includes depreciation adjustments from purchase accounting. (**) Excludes net loss from Insurance segment in the amount of $0.2 million for the three months ended September 30, 2015. Three Months Ended September 30, 2015 Manufacturing Marine Services Telecom Utilities Life Sciences Other and Eliminations Non- operating Corporate HC2** Net loss attributable to HC2 Holdings, Inc. $ 7,116 $ 7,356 $ (362) $ (82) $ (1,575) $ 1,525 $ (21,804) $ (7,826) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization * 513 4,376 98 411 6 480 — 5,884 Depreciation and amortization (included in cost of revenue) 1,928 — — — — — — 1,928 Gain on sale or disposal of assets (990) (117) — — — — — (1,107) Lease termination costs — — 1,124 — — — — 1,124 Interest expense 354 929 — 10 — (1) 9,090 10,382 Other (income) expense, net (141) (1,149) (162) (19) — 280 — (1,191) Foreign currency (gain) loss (included in cost of revenue) — (1,739) — — — — — (1,739) Income tax (benefit) expense 5,284 260 — — — (6,359) 2,318 1,503 Loss from discontinued operations — — — — — 24 — 24 Noncontrolling interest 383 204 — (73) (449) — — 65 Share-based compensation expense — — — 20 — 1 2,323 2,344 Acquisition and nonrecurring items — — — — — — 2,733 2,733 Other costs — — 109 — — — — 109 Adjusted EBITDA $ 14,447 $ 10,120 $ 807 $ 267 $ (2,018) $ (4,050) $ (5,340) $ 14,233

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Reconciliation of Adjusted EBITDA of HC2 to U.S. GAAP Net Income (Loss) Three Months Ended June 30, 2016 35 (in thousands) (**) Excludes net loss from Insurance segment in the amount of $2.3 million for the three months ended June 30, 2016. Three Months Ended June 30, 2016 Manufacturing Marine Services Telecom Utilities Life Sciences Other and Eliminations Non- operating Corporate HC2** Net income (loss) $ 9,364 $ 6,002 $ 1,009 $ 68 $ (2,004) $ (2,608) $ (7,603) $ 4,228 Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 303 5,725 140 468 36 336 — 7,008 Depreciation and amortization (included in cost of revenue)* (206) — — — — — — (206) (Gain) loss on sale or disposal of assets (1,845) 7 — — — 1 — (1,837) Lease termination costs — — 338 — — — — 338 Interest expense 303 1,285 — 14 — 1 8,966 10,569 Other (inco e) expense, net (32) 211 29 (344) — (10) 465 319 Foreign currency (gain) loss (included in cost of revenue) — (1,540) — — — — — (1,540) Income tax (benefit) expense 4,524 (212) — — — 1 (9,404) (5,091) Noncontrolling interest 768 200 — 244 (812) (1,044) — (644) Share-based payment expense — 152 — 90 34 40 1,359 1,675 Acquisition and nonrecurring items — — 18 — — 313 331 Adjusted EBITDA $ 13,179 $ 11,830 $ 1,534 $ 540 $ (2,746) $ (3,283) $ (5,904) $ 15,150

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Reconciliation of Adjusted EBITDA of HC2 to U.S. GAAP Net Income (Loss) Three Months Ended March 31, 2016 36 (in thousands) Three Months Ended March 31, 2016 Core Operating Early Stage & Other Non- operating Corporate HC2** Manufactu ring Marine Services Telecom Utilities Total Core Operating Life Sciences Other and Eliminations Net income (loss) $ 4,384 $ (5,918) $ 1,202 $ (27) $ (359) $ 1,298 $ (10,494) $ (13,409) $ (22,966) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 529 4,797 106 429 5,861 19 336 — 6,216 Depreciation and amortization (included in cost of revenue) 1,933 — — — 1,933 — — — 1,933 (Gain) loss on sale or disposal of assets 904 (17) — — 887 — — — 887 Interest expense 310 1,070 — 9 1,389 — — 8,937 10,326 Other (income) expense, net (44) 612 (1,025) (31) (488) (3,221) 6,006 (1,611) 687 Foreign currency (gain) loss (included in cost of revenue) — (147) — — (147) — — — (147) Income tax (benefit) expense 3,445 (640) — — 2,805 — — (4,226) (1,422) Noncontrolling interest 61 (155) — (22) (116) (720) (44) — (880) Share-based payment expense — 609 — 14 623 22 159 2,386 3,191 Acquisition and nonrecurring items — 266 — 27 293 — 2,201 2,494 Adjusted EBITDA $ 11,522 $ 477 $ 283 $ 399 $ 12,681 $ (2,602) $ (4,037) $ (5,722) $ 319 (**) Excludes net loss from Insurance segment in the amount of $7.5 million for the three months ended March 31, 2016.

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Reconciliation of Insurance AOI to U.S. GAAP Net Income (Loss) Three Months Ended September 30, June 30 and March 31, 2016 37 The calculation of Insurance Net Loss has been revised to exclude adjustments for intercompany eliminations as they are not considered relevant in evaluating the performance of our Insurance segment. For first quarter 2016, this resulted in a change to the previously reported Insurance loss of ($12.3) mil lion for the quarter to a loss of ($7.5) million. The calculation of Insurance AOI has been revised to exclude adjustments for intercompany eliminations as they are not considered relevant in evaluating the performance of our Insurance segment. For first quarter 2016, this resulted in a change to the previously reported Insurance AOI loss of ($3.6) million for the quarter to a loss of ($2.6) million. (in thousands) Three Months Ended September 30, Three Months Ended June 30, Three Months Ended March 31, 2016 2016 2016 Net loss - Insurance Segment $ (2,189) $ (2,293) $ (7,496) Effect of investment (gains) losses 220 (2,418) 4,875 Acquisition and non-recurring items 269 — — Insurance AOI $ (1,700) $ (4,711) $ (2,621)

Appendix: Biographies

© 2 0 1 6 H C 2 H O L D I N G S , I N C . HC2 Executive Management Team 39 Philip A. Falcone  Served as a director of HC2 since January 2014 and Chairman of the Board, Chief Executive Officer and President of HC2 since May 2014  Served as a director, Chairman of the Board and Chief Executive Officer of HRG Group Inc. (“HRG”) from July 2009 to December 2014  From July 2009 to June 2011, served as the President of HRG  Chief Investment Officer and Chief Executive Officer of Harbinger Capital Partners, LLC (“Harbinger Capital”)  Before founding Harbinger Capital in 2001, managed the High Yield and Distressed trading operations for Barclays Capital from 1998 to 2000  Received an A.B. in Economics from Harvard University Chairman of the Board Chief Executive Officer President

© 2 0 1 6 H C 2 H O L D I N G S , I N C . HC2 Executive Management Team 40 Keith M. Hladek  Chief Operating Officer of HC2 since May 2014  Chief Financial Officer and Chief Operating Officer of Harbinger Capital since September 2009  From October 2009 to December 2014, served as a director of HRG  Served as Controller at Silver Point Capital and held positions at GoldenTree Asset Management and Oak Hill Capital Management  Mr. Hladek is a Certified Public Accountant and received a Bachelor of Science in Accounting from Binghamton University Chief Operating Officer Michael Sena  Chief Financial Officer of HC2 since June 2015  Served as the Chief Accounting Officer of HRG from November 2012 to May 2015  From January 2009 to November 2012, held various accounting and financial reporting positions with the Reader’s Digest Association, Inc., last serving as Vice President and North American Controller  Served as Director of Reporting and Business Processes for Barr Pharmaceuticals from July 2007 until January 2009  Held various positions with PricewaterhouseCoopers  Mr. Sena is a Certified Public Accountant and holds a Bachelor of Science in Accounting from Syracuse University Chief Financial Officer

© 2 0 1 6 H C 2 H O L D I N G S , I N C . HC2 Executive Management Team 41 Paul K. Voigt  Senior Managing Director of HC2 since May 2014  Prior to joining HC2, served as Executive Vice President on the sales and trading desk at Jefferies from 1996 to 2013  Served as Managing Director on the High Yield sales desk at Prudential Securities from 1988 to 1996  Mr. Voigt received an MBA from the University of Southern California in 1988 after playing professional baseball. Graduated from the University of Virginia where he received a Bachelor of Science in Electrical Engineering Senior Managing Director Paul L. Robinson  Chief Legal Officer & Corporate Secretary of HC2 since March 2016  Served as Executive Vice President, Chief Legal Officer and Corporate Secretary for SEACOR Holdings Inc. for nearly nine years prior to HC2  Held various positions at Comverse Technology, Inc., including Chief Operating Officer, Executive Vice President, General Counsel and Corporate Secretary  Served as associate attorney at Kramer, Levin, Naftalis & Frankel, LLP.; Counsel to the United States Senate Committee on Governmental Affairs and associate attorney at Skadden, Arps, Slate, Meagher & Flom LLP  Mr. Robinson earned a Bachelor of Arts degree in Political Science and was Phi Beta Kappa from State University of New York at Binghamton and a J.D., cum laude, from Boston University School of Law Chief Legal Officer & Corporate Secretary

© 2 0 1 6 H C 2 H O L D I N G S , I N C . HC2 Executive Management Team 42 Suzi Raftery Herbst  Chief Administrative Officer of HC2 since March 2015 with over 17 years of diverse human resources, recruiting, equity and foreign exchange sales experience  Prior to joining HC2, served as Senior Vice President and Director of Human Resources of Harbinger Capital and HRG  Previously served as Head of Recruiting at Knight Capital Group  Previously held various positions in Human Resources, as well as Foreign Exchange Sales at Cantor Fitzgerald after beginning her career in Equity Sales at Merrill Lynch  Ms. Herbst earned a Bachelor of Arts degree in Communications and Studio Art from Marist College Chief Administrative Officer Andrew G. Backman  Managing Director of Investor Relations & Public Relations of HC2 since April 2016  Prior to joining HC2, served as Managing Director of Investor Relations and Public Relations for RCS Capital and AR Capital (now AR Global) from 2014 to 2016  Founder and Chief Executive Officer of InVisionIR, a New York-based advisory and consulting firm from 2011 to 2014  Served as Senior Vice President, Investor Relations & Marketing of iStar Financial from 2004 to 2010  Served as Vice President, Investor Relations and Marketing Communications for Corvis Corporation / Broadwing Communications from 2000 to 2004  Spent first 10 years of career at Lucent Technologies and AT&T Corp.  Mr. Backman earned a Bachelor of Arts degree in Economics from Boston College and graduated from AT&T / Lucent Technologies’ prestigious Financial Leadership Program Managing Director

HC2 HOLDINGS, INC. © HC2 Holdings, Inc. 2016 A n d r e w G . B a c k m a n • i r @ h c 2 . c om • 2 1 2 . 2 3 5 . 2 6 9 1 • 4 5 0 P a r k A v e n u e , 3 0 t h F l o o r , N e w Y o r k , N Y 1 0 0 2 2 November 2016